Related Party Transactions	12 Months Ended
Dec. 31, 2023
Related Party Transactions [Abstract]
Related Party Transactions	Related Party Transactions
In October 2022, the Company issued 9,899,340 shares of its Series A preferred stock for total cash proceeds of $21.3 million to significant shareholders that have designated members on the Company’s board of directors and are considered to be related parties.
In March 2023, the Company issued 22,146,905 shares of its Series B preferred stock for total cash proceeds of $66.0 million to significant shareholders that have designated members on the Company’s board of directors and are considered to be related parties.
A member of the Company’s Board of Directors currently serves as a member of the board of directors of one of the Company’s vendors, and has served in that capacity since 2023. The Company entered into a Master Services Agreement with this vendor in September 2023 to provide manufacturing services. Accordingly, the Company considers the vendor to be a related party. For the year ended December 31, 2023, fees incurred for services performed by the vendor were $0.3 million, and were charged to research and development expenses. Amounts due to the vendor within accounts payable as of December 31, 2023 totaled $0.3 million.